                                                                  EXHIBIT 10.ss


                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (hereinafter referred to as this "AGREEMENT"), made and entered into as of the 30th day of August, 1996, by and between THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation (hereinafter referred to as "SELLER"), and OVERSEAS PARTNERS
(AFC), INC., a Georgia corporation (hereinafter referred to as "Purchaser"),

                                  WITNESSETH:

         WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "PROPERTY") located in the City of Atlanta County of Fulton, State of Georgia, as more particularly described in EXHIBIT "A" attached hereto and by this reference made a part hereof; and

         WHEREAS, Seller has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain service contracts related to the Property as more particularly described below.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Seller hereby transfers and assigns to Purchaser, if and to the extent assignable, all of Seller's right, title and interest in and to the contracts and agreements (hereinafter referred to collectively as the "SERVICE CONTRACTS") described in EXHIBIT "B" attached hereto and by this reference made a part hereof. Purchaser hereby assumes Seller's obligations and liabilities arising from and after the date of this Agreement under the Service Contracts. Further, Purchaser hereby agrees to indemnify Seller and hold Seller harmless from any loss, damage, liability, cost or expense (including, without limitation, court costs and attorney's fees) which Seller shall hereafter incur or have asserted against it with regard to said obligations and liabilities assumed by Purchaser in connection with the Service Contracts.

         2. SELLER'S INDEMNITY. Seller hereby agrees to indemnify Purchaser and hold Purchaser harmless from any loss, damage, liability, cost or expense (including, without limitation, court costs and attorney's fees) which Purchaser shall hereafter incur or have asserted against it in connection with obligations and liabilities under the Service

Contracts to the extent performance or payment of such obligations and liabilities was due prior to the date of this Agreement.

         3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

         IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement under seal as of the date first above written.

                                         SELLER

                                         THE MUTUAL LIFE INSURANCE COMPANY
                                         OF NEW YORK, a New York corporation

                                         By:/s/Bruce C. Fernald
                                            ---------------------------------
                                              Bruce C. Fernald,
                                              Senior Vice President
                                              ARES Realty Capital, Inc.
                                              Authorized Signatory

                                           [CORPORATE SEAL]

          [EXECUTION PAGE FOR ASSIGNMENT AND ASSUMPTION OF CONTRACTS]

                                         PURCHASER:

                                         OVERSEAS PARTNERS (AFC), INC.,
                                         a Georgia corporation

                                         By:/s/Bruce M. Barone
                                            ---------------------------
                                         NAME:  Bruce M. Barone
                                         TITLE: President

                                         [CORPORATE SEAL]

                           LEGAL DESCRIPTION OF LAND

PHASE I

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 45 and 62, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the point formed by the intersection of the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) with the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) and proceed thence in a northerly direction along the aforesaid easternmost right-of-way line, following the curvature thereof, a distance of 365.1 feet to an iron pin which is THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line along an arc of a curve to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 28(degree)17'14" east 48.18 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point on the aforesaid easternmost right-of-way line; proceed thence north 32(degree)20'44" east a distance of 57.74 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along an arc of a curve to the left, departing from the aforesaid easternmost right-of-way line, an arc distance of 178.88 feet, said arc being subtended by a chord 178.87 feet in length and bearing south 32(degree)44'02" east; proceed thence along an arc of a curve to the left, an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing south 31(degree)15'01" east; proceed thence south 31(degree)11'25" west, a distance of 26.49 feet to a point; proceed thence south 81(degree)18'35" east, a distance of 35.04 feet to a point; proceed thence south 14(degree)08'05" east, a distance of 140.56 feet to a point; proceed thence south 81(degree)21'18" east, a distance of 0.36 feet to a point; proceed thence north 31(degree)11'25" east, a distance of 366.62 feet to a point; proceed thence south 74(degree)31'03" east, a distance of 10.04 feet to a point; proceed thence north 13(degree)51'45" west, a distance of 261.95 feet to a point; proceed thence north 48(degree)03'44" west, a distance of 95.71 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road; proceed thence along the aforesaid easternmost right-of-way line north 39(degree)15'08" east, a distance of 142.28 feet to a point; proceed thence south 13(degree)51'45" east, a distance of 1,104.35 feet to a point located


                                  EXHIBIT 'A'
on the Land Lot line common to Land Lots 45 and 46 of the 17th District of Fulton County, Georgia; proceed thence along the said common Land Lot line north 89(degree)37'06" west, a distance of 363.25 feet; proceed thence, departing from said common Land and Lot line, north 12(degree)49'09" west, a distance of 218.41 feet to a point; proceed thence north 79(degree)10'45" west, a distance of
356.72 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road, said point being the TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase I" on that certain survey by Mallett & Associates bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York, a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, Records of Fulton County, Georgia

(2)      Limited Warranty Deed from Atlanta Financial Center
Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, Page 115, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a)      Parking Deck and Easement Agreement by and among Michael C.
Carlos, George C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, PAGE 165, aforesaid Records; as amended by that certain amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

                                       2
                                  EXHIBIT 'A'

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c)      Agreement by and among R-H Associates Bldg. II Corp.,
Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, aforesaid Records.

(f) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, Page 115, aforesaid Records.

                                  EXHIBIT 'A'

PHASE II

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line of Peachtree Road a distance of 365.1 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 55(degree)32'07"" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easterly right-of-way line, following the curvature thereof to the right, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; thence leave said right-of-way line and proceed in a southeasterly direction along the arc of a curve to the left, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing south 32(degree)46'15" east; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing south 31(degree)08'45" east; proceed thence north 31(degree)11'25" east a distance of 193.49 feet to a point; proceed thence north 31(degree)11'25". east a distance of 3.77 feet to a point; proceed thence south 74(degree)31'03" east a distance of 62.79 feet to a point; proceed thence north 76(degree)11'25" east a distance of 74.14 feet to a point; proceed thence south 13(degree)51'45" east a distance of 41.61 feet; proceed thence north 74(degree)31'03" west a distance of 10.04 feet to a point; proceed thence south 31(degree)11'25" west a distance of 366.62 feet to a point; proceed thence north 81(degree)21'18" west a distance of 0.36 feet to a point; proceed thence north 14(degree)08'05" west a distance of 140.56 feet to a point;
proceed thence north 81(degree)18'35" west a distance of 35.04 feet to a point; proceed thence north 31(degree)11'25" east a distance of 26.49 feet to a point; proceed thence along the arc of a curve to the right an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing north 31(degree)15'01" west; proceed thence

                                  EXHIBIT 'A'
along an arc of a curve to the right an arc distance of 178.88 feet to a point, said arc being subtended by a chord 178.87 feet in length and bearing north 32(degree)44'02" west, said point being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase II" on that certain survey by Mallett & Associates, bearing the seal and certification of Michael F. Lawler, Georgia Registered Land and Surveyor No. 1946 prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Associates Bldg. II Corp. to the Department of Transportation, dated December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records.

(2) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, Page 141, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a)      Parking Deck and Easement Agreement by and among Michael C.
Carlos, George C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal

                                  EXHIBIT 'A'

Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c)      Agreement by and among R-H Associates Bldg. II Corp., Atlanta
Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985 recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987 recorded in Deed Book 10973, Page 179, aforesaid Records.

(d)      Agreement Regarding Georgia 400 Extension, by and among R-H
Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 127 aforesaid Records.

(f) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, Page 141, aforesaid Records.

PHASE III

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet to a point; proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence

                                  EXHIBIT 'A'
along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid eastern most right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeastern direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 21(degree)19'11" west a distance of 7.91 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 23(degree)34'11" east a distance of 38.38 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)15'17" east a distance of 62.82 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 39(degree)15'08" east a distance of 49.32 feet to a point; thence leave said right-of-way line and proceed thence south 48(degree)03'44" East a distance of
95.71 feet to a point; proceed thence south 13(degree)51'45" east a distance of
220.34 feet to a point; proceed thence south 76(degree)11'25" west a distance of
74.14 feet to a point; proceed thence north 74(degree)31'03" west a distance of
62.79 feet to a point; proceed thence south 31(degree)11'25" west a distance of
3.77 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing north 26(degree)58'00" west to a point; proceed thence north 21(degree)19'11" west a

                                  EXHIBIT 'A'
distance of 38.37 feet to a point; said point being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase III" on that certain survey prepared by Michael F. Lawler, Georgia Registered Land Surveyor no. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by that certain I Limited Warranty Deed from R-H Associates Bldg III.Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 222, aforesaid Records.

         TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement among Michael G. Carlos, George C. Carlos, Andrew C. Carlos and R-H Building Partners, Ltd., dated July 15, 1981, recorded at Deed Book 7903, page 165, Fulton County Records, as amended by Amendment of Parking Deck and Easement Agreement dated July 15, 1981, recorded at Deed Book 7903, page 385, said Amendment having been terminated by Agreement dated September 20, 1982, recorded at Deed Book 8255, page 475, as further amended by Second Amendment to Parking Deck and Easement Agreement dated July 18, 1985, recorded at Deed Book 9618, page 37, and Third Amendment to Parking Deck and Easement Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 389 and Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as further amended by Fourth Amendment to Parking Deck and Easement Agreement dated as of August 11, 1988, recorded in Deed Book 11790, page 76, aforesaid records.

(b) Reciprocal Easement Agreement among Atlanta Financial Center Associates, R-H Associates Bldg. II Corp. and Robinson-Humphrey Properties, Inc., dated July 18, 1985, recorded in Deed Book 9618, page 68, aforesaid records, as amended by First Amendment to Reciprocal Easement Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 411, as further amended by Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as amended by Second Amendment to Reciprocal Easement Agreement dated as of August 11, 1988, recorded in Deed Book 11790, page 69, aforesaid records.

(c) Agreement among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 145, aforesaid records, as amended by Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 289; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

                                  EXHIBIT 'A'

(d) Encroachment Easement Agreement by and between Robinson-Humphrey Properties, Inc. and Two Atlanta Financial Center Associates dated December 24, 1987, recorded at Deed Book 11269, page 265, aforesaid records.

(e) Agreement Regarding Georgia 400 Highway Extension among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial
Center Associates, Trustees of Mony Mortgage Investors and The Mutual Life Insurance Company of New York dated as of July 18, 1985, recorded at Deed Book 9623, page 75, aforesaid records, as amended by First Amendment to Agreement Regarding Georgia 400 Highway Extension dated as of July 18, 1985, recorded at Deed Book 10290, page 419, aforesaid records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 288, aforesaid records, as corrected by Corrective Limited Warranty Deed dated as of July 18, 1985, recorded at Deed Book 10290, page 372, aforesaid records.

(g) Limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, page 222, aforesaid records.

PHASE IV

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet; proceed thence along the aforesaid easternmost right-of-way line, north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance

                                  EXHIBIT 'A'
of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58 (degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way Line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way Line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way Line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way Line north 40(degree)58'56" east a distance of 74.76 feet to a point; thence leave said right-of-way line and proceed thence south 21(degree)19'11" east a distance of 3837 feet to a point; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing south 26(degree)58'00" east; proceed thence south 31(degree)11'25" west a distance of
193.49 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing north 31(degree) 08'45" west, proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing north 32(degree)46'15" west, said point being located on the aforesaid easternmost right-of-way line and BEING THE TRUE POINT OF BEGINNING, SAID TRACT OR parcel of land being more particularly shown as "Phase IV" on that certain survey by Mallett & Associates bearing the seal and certification of Michael F. Lawler, Georgia Registered Land and Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

                                  EXHIBIT 'A'

(2) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, page 163, aforesaid Records.

(3) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

                                  EXHIBIT 'A'

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 163, aforesaid Records.

(g) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

                                  EXHIBIT 'A'

                          SCHEDULE OF SERVICE CONTRACTS

1. Management Agreement between Balcor Property Management, Inc. as Agent for Atlanta Financial Center Associates, as Owner, and APCOA, Inc., as Operator, dated September 21, 1993; as amended by Amendment to Management Agreement, with Allegiance Realty Group, Inc. as Agent for The Mutual Life Insurance Company of New York as Owner, and APCOA, Inc. as Operator, dated October 12, 1994.

2. Memorandum dated February 7, 1996 from Terry McDurmon to Bert S. Calvert and Libby McClay (all of ARES) regarding Cellular Phone, Pagers and Radios. Cellular Phone with AirTouch Cellular; and Pagers with AirTouch Paging and Mobilecomm.

3. Lease Agreement No. 80956 between Alco Capital Resource, Inc. and Allegiance Realty Group, Inc. as agent for Mutual of New York dated September 20, 1994 for fax machine.

4. Drop Box Agreement between Airborne Express and ARES, Inc. dated December 27, 1995.

5. Letter Agreement from Robinson-Humphrey Properties, Inc. to Barkin-Leeds Ltd. dated February 13, 1990 regarding rotating art exhibit.

6. Service Contract between Allegiance Realty Group, Inc. as Agent and Barton Protective Services, Inc., dated March 30, 1994 for contract security.

7. Memorandum dated January 1, 1996 from Whitney L. Shepherd [of ARES] to Buckhead Florist file regarding verbal agreement to provide weekly flower arrangements in the lobbies of the buildings and management and accounting offices.

8. P.M. Agreement between Cummins-Onan South and Two Atlanta Financial Center Associates, dated March 8, 1993 for emergency generator in East Tower.

9. P.M. Agreement between Cummins-Onan South and Atlanta Financial Center Associates, dated March 8, 1993 for emergency generator in South Tower.

10. P.M. Agreement between Cummins-Onan South and R-H Assoc. Bldg.III Corp., dated March 8, 1993 for emergency generator in North Tower.

11. Chiller Operation Assurance Program Service Agreement between Allegiance Realty Group as Managing Agents for MONY and Building Systems and Services Division [off] Carrier Corporation, dated May 10, 1994 (South Tower).


                                  EXHIBIT 'B'

12. Carrier Operation Assurance Program Service Agreement between Allegiance Realty Group as Managing Agents for R-H Associates Building III Corporation and Building Systems and Services Division [of] Carrier Corporation, dated May 10, 1994 (North Tower).

13. Carrier Operation Assurance Program between Allegiance Realty Group as Managing Agents for MONY and Building Systems and Services Division (of] Carrier Corporation, dated May 10, 1994 (East Tower).

14. Service Contract between The Mutual Life Insurance Company of New York by ARES, Inc. and Distribution Associates South, Inc., dated January 1, 1995 for card access equipment maintenance.

15. Lighting Retrofit Proposal and Agreement of Purchase between E. Sam Jones Distributor, Inc. and Allegiance Realty Group, Inc. as Agent for The Mutual Life Insurance Company of New York dated April 18, 1994.

16. Correspondence and Invoice Re: Service Contract between Facility Management Systems, Inc. and Ares, Inc., dated November 8, 1995 for Tour Watch maintenance.

17. Customer Convenience Network Placement Agreement between Federal Express Corporation and ARES, Inc., dated January 24, 1996.

18. Delivery and Acceptance Notice between First United Leasing Corp. and The Mutual Life Insurance Company of New York, dated October 4, 1995 for fax machine.

19. Contract for Electric Power Service between R-H Associates Bldg. III Corp. and Georgia Power Company dated September 20, 1989.

20. Contract for Electric Power Service between Two Atlanta Financial Center Assoc. and Georgia Power Company dated January 6, 1992.

21. Contract for Electric Power Service between R-H Associates Bldg. III Corp. and Georgia Power Company dated July 9, 1991.

22. Contract for Electric Power Service and Schedule TOU-1 between R-H Bldg. Partners Ltd. and Georgia Power Company dated March 15, 1988.

23. Demand Control-Meter Contract between Georgia Power Company and R-H Associates Bldg. III Corp., dated September 19, 1991 for electric load equipment.

24. Master Contract for Electric Power Service between Georgia Power Company and Allegiance Realty Group, Inc. as agent for The Mutual Life Insurance Company of New York dated August 23, 1994 for electrical energy.

                                  EXHIBIT 'B'

25. Service Contract between ARES, Inc., as Agent, for The Mutual Life Insurance Company of New York and Gibbs Landscape Company, dated January 23, 1996 for exterior landscape.

26. Service Contract between The Mutual Life Insurance Company of New York by ARES, Inc., as Agent, and Gibbs Landscape Company, dated April 1, 1995 for interior plant maintenance.

27. Fire Protection System Inspection Agreement between R-H Assoc. Bldg.III Corp. and Automatic Sprinkler Corporation of America (as assigned to Grinnell Corporation), dated October 27, 1992 (North Tower).

28. Fire Protection System Inspection Agreement between Atlanta Financial Center Assoc. and Automatic Sprinkler Corporation of America (as assigned to Grinnell Corporation), dated October 27, 1992 (South Tower).

29. Fire Protection System Inspection Agreement between Robinson Humphrey Properties, Inc., as Agent for Two Atlanta Financial Center Associates and Automatic Sprinkler Corporation of America (as assigned to Grinnell Corporation), dated May 18, 1989 (East Tower).

30. Agreement between ARES, Inc. as agent for The Mutual Life Insurance Company of New York and Instant Color, Inc., dated February 22, 1996 for seasonal color beds around property.

31. Service Contract between Allegiance Realty Group, Inc. as Agent, and I&S Operations, Inc., dated May 9, 1994 for co-generation gear maintenance.

32. Open-End Finance Lease Agreement between Leased Vehicles Company, Inc. and Allegiance Realty Group, Inc. as agent for The Mutual Life Insurance Company of New York and R-H Associates Building III Corp., dated December 15, 1986 for pick up truck and 20-foot bus.

33. [Elevator Maintenance Agreement] between Millar Elevator Service Company and Atlanta Financial Center Associates, Two Atlanta Financial Center Associates [and] R-H Associates Bldg. III Corp. dated April 1, 1993 (South and East Towers) with Amendment dated September 24, 1993 (adding North Tower) and Amendment dated March 28, 1994 (adding parking garage).

34. Agreement between National Utility Service, Inc. and Robinson-Humphrey Properties, Inc. dated November 29, 1988, for energy cost control program.

35. Memorandum dated January 1, 1996 from Whitney L. Shepherd [of ARES] to Northlake Industries File regarding verbal agreement for quarterly carpet cleaning.

                                  EXHIBIT 'B'

36. Contract between Atlanta Financial Center and Atlanta/Fulton County Emergency Management Agency dated December 15, 1993 for NovAlert Emergency Contact

37. Pest Control Service Agreement between Atlanta Fin Center Associates and Orkin Exterminating Co., Inc., dated December 21, 1982.

38. Pest Control Service Agreement between R-H Associates Bldg. III Corp. and Orkin Exterminating Company, Inc., dated September 19, 1989.

39. Pest Control Service Agreement between Two Atlanta Financial Center Associates and Orkin Exterminating Company, Inc., dated June 12, 1987.

40. Agreement between ARES and Robbie R. Gring, Inc., dated February 23, 1996 for marketing services.

41. Letter Agreement between Balcor Property Management, Inc. and Shoemaker Furniture, dated March 12, 1993 for mill work

42. Agreement between Simplex Time Recorder Co. and R-H Associates Building III Corporation, dated May 6, 1993 for life safety fire alarm system testing and maintenance (North Tower).

43. Agreement between Simplex Time Recorder Co. and Two Atlanta Financial Center Associates, dated May 14, 1993 for life safety fire alarm system testing and maintenance (East Tower).

44. Agreement between Simplex Time Recorder Co. and Atlanta Financial Center Associates, dated May 14, 1993 for life safety fire alarm system testing and maintenance (South Tower).

45. Agreement between Simplex Time Recorder Co. and Allegiance Realty Group, Inc., as Agent For Atlanta Financial Center Owners, dated November 16, 1993 for life safety fire alarm system testing and maintenance (Parking Deck).

46. Total Copy Coverage Maintenance Agreement between Standard Office Systems and ARES, Inc. as Agent for The Mutual Life Insurance Company of New York dated March 15, 1995.

47. Equipment Lease Agreement between Standard Office Systems and ACES, Inc. as Agent for The Mutual Life Insurance Company of New York dated March 15, 1995 for mita copier.

48. [Pager Contract] between MobileComm and R.H. Building 3 Corp. [and] ARES, Inc. dated April 18, 1996.

                                  EXHIBIT 'B'

49. Master Lease Purchase Equipment Agreement between UT Leasing Services, Inc. and Two Atlanta Financial Center Associates, dated ______ , 1991 for demand equipment purchase leases.

50. Service Contract between The Mutual Life Insurance Company of New York by ARES, Inc. and United Waste Service, Inc., dated June 1, 1995 for waste removal services for one (1) recycling compactor.

51. Service Contract between The Mutual Life Insurance Company of New York by ARES, Inc. and United Waste Service, Inc., dated May 22, 1995 for waste removal services for two (2) waste compactors.

52. Agreement between United Parcel Service, Inc. and Atlanta Financial Center, dated June 30, 1995 (South Tower).

53. Agreement between United Parcel Service, Inc. and Two Atlanta Financial Center Assoc., dated January 1, 1993 (East Tower).

54. Service Contract between The Mutual Life Insurance Company of New York by ARES, Inc. and Valcourt Building Services of Georgia, Inc., dated March 29, 1995 for window washing.

55. Postage Stamp Vending Agreement between Wooten Postage Stamp Vending, Inc. and Two Atlanta Financial Center Associates, dated January 14, 1991.

56. Service Contract between The Mutual Life Insurance Company of New York by ARES, Inc. and Perimeter Maintenance Corporation, dated September 22, 1995 for janitorial and day porter services.

57. Property Tax Consulting Agreement between ARES, Inc. and Southern Tax Consultants, d/b/a The Stallings Group dated June 6, 1996 for the 1996 ad valorem tax program.

                                   EXHIBIT 'B'